UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to:

Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2010 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

SEMI ANNUAL REPORT

April 30, 2010

The Mexico Fund, Inc.

www.themexicofund.com

The Mexico Fund, Inc.

Managed Distribution Plan (MDP)

The Board of Directors of the Fund has authorized quarterly distributions under the MDP at an annual rate of 10% of the Fund’s net asset value (“NAV”) as of December 31, 2009. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

The Mexico Fund, Inc.

The Fund’s Management

Directors:

Emilio Carrillo Gamboa—Chairman

Eugenio Clariond Reyes-Retana

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Marc J. Shapiro

Officers:

José Luis Gómez Pimienta—President and Chief Executive Officer

Alberto Osorio—Senior Vice President, Treasurer and Chief Financial Officer

Eduardo Solano—Investor Relations Vice President

Alberto Gómez Pimienta—Operations Vice President

Carlos H. Woodworth—Chief Compliance Officer

Samuel García-Cuéllar—Secretary

Sander M. Bieber—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

2010 Semi Annual Report

April 30, 2010

Highlights

•

The Fund’s first half of fiscal 2010 ended on April 30, 2010. During the last three months of this period, the Mexican economy began to recover from the severe economic recession that resulted from the global economic crisis that began in 2008 and continued into 2009. The Mexican gross domestic product (GDP) increased 4.3% during the first quarter of calendar 2010, its first positive rate of growth since the third quarter of 2008.

•

The Mexican equity market and the Fund also recovered during the first half of fiscal 2010; the Fund’s market price registered a total return[1] of 29.47%, while the Fund’s NAV per share registered a total return[1] of 27.34%. The total return registered by the Fund’s NAV per share compares with total returns of 20.38% and 22.33% registered by the Morgan Stanley Capital International (MSCI) Mexico Index and Bolsa IPC Index, respectively.

•	The Fund has taken the following actions as part of its ongoing discount reduction efforts:

•

Pursuant to the Fund’s Managed Distribution Plan (“MDP”), under which the Fund pays quarterly distributions at an annual rate of 10% of NAV as of December 31, 2009, the Board of Directors has declared a dividend distribution of $0.63 per share, payable in cash on July 22, 2010 to stockholders of record on July 7, 2010.

•

From July 31, 2009 until April 30, 2010, the Fund repurchased and cancelled 1,012,812 Fund shares in open market transactions, equivalent to 6.85% of the Fund’s average number of outstanding shares during this period. These shares were purchased at an average price of $22.50 per share, which represented an average discount of 11.40% to the NAV per share.

•	As of April 30, 2010, the Fund’s market price and NAV per share were $24.85 and $28.12, respectively, reflecting a discount of 11.63%, compared with 12.63% at the end of fiscal 2009.

[1]	Performance figures consider reinvestment of dividend distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2010 Semi Annual Report for the six-month period ended April 30, 2010. In this Report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

Economic Environment

During the first half of fiscal 2010, the Mexican economy has shown signs that it is well positioned to recover from the global financial crisis and to cope with the recent selling trend generated by solvency concerns in some members of the Eurozone, such as Greece and Spain. Mexico has healthy public sector finances, with a modest fiscal deficit that during 2009 was equivalent to 2.3% of gross domestic product (GDP). The Mexican manufacturing industry is contributing to the country’s economic recovery, through an increase in exports of 40% during April 2010 over April 2009. Also, current levels of domestic interest rates, discussed below in this report, have attracted important amounts of foreign investment, which in turn have strengthened the Mexican peso. These and other factors are indications that the Mexican economy has begun to turn around, as shown by the fact that GDP recovered from a decrease of 6.5% during 2009 over the prior year, to a positive growth rate of 4.3% during the first quarter of 2010 compared with the same period of 2009. Analysts surveyed by the Mexican Central Bank at the end of May 2010 estimate that this recovery trend will continue and that the GDP will grow 4.3% and 3.6%, during 2010 and 2011, respectively, over the prior calendar year.

The Mexican Central Bank has maintained domestic reference interest rates at 4.50% since July 17, 2009. Similarly, the yield paid by 28-day Cetes (Treasury Bills) ended April 2010 at 4.45%. The Mexican government continues to auction 30-year bonds, denominated in local currency, once every quarter, which paid a yield of 8.46% at the end of March 2010. Emerging markets country risk levels declined during this period and Mexico’s country risk, as measured by the spread between the yields of Mexican sovereign debt instruments denominated in dollars and traded abroad versus US Treasury bonds, declined from 193 basis points at the end of October 2009 to 155 basis points at the end of April 2010, only higher among Latin American countries than Chile’s country risk of 112 basis points, and lower than 196 basis points for Brazil and 654 basis points for Argentina. Analysts estimate that the Mexican Central Bank will begin to increase reference interest rates during the last quarter of calendar 2010 and project that the rate of 28-day Cetes will be 5.00% at the end of 2010 and 6.06% at the end of 2011.

The Mexican currency has also recovered during the first half of fiscal 2010, as the Mexican peso revalued 7.2% against the US dollar. The exchange rate declined from Ps. 13.20 per dollar at the end of October 2009 to Ps. 12.31 per dollar at the end of April 2010. Some of the factors that explain the recent strength of the peso are: i) a flow of foreign investment to debt instruments due to the attractive spread between US and Mexican interest rates, ii) a recovery trend of remittances sent from Mexican citizens living abroad, and iii) a recovery of international oil prices. Analysts surveyed by the Central Bank at the end of May 2010

The Mexico Fund, Inc.

estimate that the Mexican peso will continue to remain strong and that the exchange rate will be Ps. 12.48 and Ps. 12.81, at the end of 2010 and 2011, respectively.

For the first time in the recent history of Mexico, the devaluation of the peso immediately after the peak of the global financial crisis in October 2008 affected Mexican inflation rates only slightly and temporarily. For the year ended April 30, 2010, Mexico’s inflation rate amounted to 4.27%, compared with 6.53% and 3.57% at the end of calendar 2008 and 2009, respectively. Analysts estimate that inflation will be of around 4.94% and 3.95% at the end of calendar 2010 and 2011, respectively.

During the last two months of calendar 2009, Fitch Ratings Ltd. (Fitch) and Standard & Poor’s (S&P) downgraded Mexico’s long-term foreign and local currency debt ratings. The new ratings are still considered “investment grade,” and both agencies assigned a “stable outlook” to these ratings. The agencies mentioned that their decisions mainly stemmed from the impact of the global financial crisis, falling oil production and fiscal challenges. As of the date of this report, Moody’s, the other leading rating agency, has not modified its ratings of Mexico’s sovereign debt. In an attempt to increase investors’ confidence in Mexico, the Mexican Central Bank has implemented a policy to accumulate over $20 billion of international reserves within the next two years. The results of this policy are already evident, as international reserves increased 7.2% during the first four months of calendar 2010 to a historical maximum level of $97.40 billion at the end of April 2010.

A recovery trend is also evident in Mexico’s foreign trade figures. Mexican exports increased 39.0% during March 2010, while imports grew 39.8% during the same period, resulting in a trade balance surplus of $237 million for this month. The Mexican government purchased derivative instruments to guarantee a minimum price of $57 per barrel for its 2010 oil exports. However, during the first four months of calendar 2010, the average price of the Mexican oil mix was $72.33 per barrel. Mexico’s current account deficit continued to be modest, as it registered a level of $5.2 billion during calendar 2009, equivalent to 0.6% of GDP. Last year, foreign direct investment declined 38.4% to $11.4 billion, but it is estimated by analysts to recover to $17.0 billion during calendar 2010.

Management Discussion of Fund’s Performance and Portfolio Strategy

Increased investor optimism regarding the economic recovery resulted in an important increase in the performance of the Mexican equity market during this six-month period. We are pleased to report that the Fund was able to achieve positive results that outperformed those of the most representative indices of the Mexican equity market. During the first half of fiscal 2010, the Bolsa IPC Index and MSCI Mexico Index registered returns of 22.33% and 20.38%, respectively, while the Fund’s market price and NAV registered returns1 of 29.47% and 27.32%, respectively. The Fund obtained these positive results through over-weighted

[1]	Performance figures consider reinvestment of dividend distributions.

The Mexico Fund, Inc.

To Our Stockholders:

Continued

investments in selected companies with strong fundamentals and attractive growth potential.

The following table shows the top five contributors to the outperformance of the Fund’s NAV relative to the IPC Index during the first half of fiscal 2010 as well as their market price returns during such period, when the Fund maintained an overweight exposure to these companies.

Issuer	Industry	Return
Genomma Lab	Health Care	96.9%
Mexichem	Chemical Products	76.4%
Bolsa Mexicana de Valores	Stock Exchange	51.0%
Kimberly-Clark de México	Consumer Products	50.6%
Grupo Cementos de Chihuahua	Cement	26.4%

The following table shows the top five contributors to the underperformance of the IPC Index relative to the Fund’s NAV during the first half of fiscal 2010 as well as their respective market price returns during such period, when the Fund maintained an underweight exposure or no exposure to these companies. The Fund did not invest in Global Telecom, Grupo Elektra, Telmex International and Grupo Financiero Inbursa during this six-month period, and it maintained an underweight exposure to Peñoles.

Issuer	Industry	Return
Carso Global Telecom	Telecommunications	29.5%
Grupo Elektra	Retail	17.4%
Telmex Internacional	Telecommunications	47.8%
Grupo Financiero Inbursa	Financial Groups	18.8%
Industrias Peñoles	Mining	14.0%

As of April 30, 2010, the Fund had total net assets of $383.24 million. The composite volume of Fund shares traded on all US consolidated markets during the first half of fiscal 2010 was 4,336,576 shares, compared with 13,630,464 shares outstanding at the end of the period.

The Mexico Fund, Inc.

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets, as of April 30, 2010. More detailed information about the Fund’s portfolio is available below in this report.

Portfolio Composition by Sector

Percentage of Net Assets,

April 30, 2010

Although the global economic recession affected the performance of most listed companies, financial results began to improve significantly since the third quarter of calendar 2009 and listed companies continued to perform better than the rest of the economy. For the first quarter of calendar 2010, sales of listed companies increased 7.3%, EBITDA 2 increased 13.1% and net income increased 54.4%, all compared with the same period of 2009. The average price-to-earnings ratio (PER) of the market at the end of April 2010 was 18.43 times, while the price-to-book value ratio was 2.78 times3.

We believe that the recovery of the Mexican economy will bring about attractive investment opportunities in selected issuers. However, we will continue to be cautious and look for companies with strong balance sheets, positive free cash flows, corporate governance policies, and proven business models.

[2]	EBITDA refers to earnings before interests, taxes, depreciation and amortization.
[3]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

The Mexico Fund, Inc.

To Our Stockholders:

Continued

Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on March 9, 2010 at 1:00 p.m. Central Time at the 1st floor conference room of the JPMorgan Chase Bank, located in San Felipe Plaza, 5847 San Felipe, Houston, Texas, 77057. Stockholders re-elected José Luis Gómez Pimienta, Claudio X. González and Robert L. Knauss as Directors of the Fund. A total of 11,034,896 Fund shares were represented at the meeting, constituting a quorum of 78.79%. The results of the Annual Meeting were as follows:

	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
José Luis Gómez Pimienta	9,518,246	67.96%	86.26%	1,516,650	10.83%	13.74%
Claudio X. González	10,725,654	76.58%	97.20%	309,242	2.20%	2.20%
Robert L. Knauss	10,670,776	76.19%	96.70%	364,120	2.60%	3.30%

Renewal of Investment Advisory and Management Agreement

On March 9, 2010, the Board of the Fund, including all independent Directors, approved the continuation of the Investment Advisory and Management Agreement (“Agreement”) with Impulsora del Fondo México, SC (“Impulsora”) based on its consideration of various factors, including (1) the nature, extent and quality of services provided by Impulsora to the Fund; (2) the investment performance of the Fund; (3) the costs and services provided, including a comparison of such costs to other comparable funds; (4) profits to be realized by Impulsora from its relationship with the Fund; and (5) the extent to which economies of scale have been realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the end of January 2010, as well as the Fund’s current advisory fee rate, which is below both the median and average for regional closed-end funds followed by Lipper, Inc. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of advisory services

The Mexico Fund, Inc.

provided under the Agreement during the past year. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by Impulsora concerning the management of the Fund and Impulsora’s role in coordinating providers of other services to the Fund. The Board further noted that Impulsora provides all facilities and services necessary to analyze, execute and maintain investments consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981. The Board had available to it the qualifications, backgrounds and responsibilities of the personnel primarily responsible for the day-to-day portfolio management of the Fund and recognized that these individuals report to the Board regularly and provide a detailed report on the Fund’s performance at each regular meeting of the Board. The Board also received and considered financial information regarding Impulsora, including Impulsora’s operating results during the last three years and efforts made by Impulsora to reduce its operating expenses during 2009 through reductions in variable compensation and other measures. The Board concluded that overall, it was satisfied with the nature, quality and extent of services that Impulsora provides to the Fund under the Agreement.

The investment performance of the Fund. The Board received and considered information regarding Fund performance relative to the leading Mexican equity indices, including the Bolsa IPC Index (“IPC”) and the Morgan Stanley Capital International Mexico Index (“MSCI”), as well as comparable funds. The Board was provided with a description of the rationale for the use of a performance matrix rather than a single benchmark to evaluate Fund performance, a practice that has been used with respect to the Fund’s performance since 2002. The Board noted that it had received information throughout the year at periodic intervals regarding the Fund’s performance, including with respect to the leading Mexican equity indices. The performance matrix as of January 31, 2010 showed outperformance by the Fund relative to the IPC and the MSCI indices for the one-month, three-month, six-month and one-year trailing periods, which Impulsora explained was due to the defensive and active trading position taken by the Fund as well as the decision to reduce the Fund’s exposure to small- and medium-sized companies as a result of the global economic crisis that began in 2008 and continued into 2009. In addition, Impulsora noted that the Fund’s trailing three- and five-year performance showed a recovery trend, although still below that of the IPC and MSCI indices. The Board also considered the continuing efforts made by Impulsora to address the discount between the Fund’s net asset value and market price, including efforts relating to the Fund’s MDP, the open market repurchases conducted by the Fund, and the conditional in-kind tender offer conducted in September 2009. Based on its review and Impulsora’s explanation, the Board concluded that the Fund’s performance has been positive and competitive.

The costs of advisory services provided and the level of profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, as well as the gross revenues and pre-tax profits earned by Impulsora. The Board also reviewed and considered comparative information supplied by Lipper Inc., which the Board noted showed that the effective investment advisory fee of the Fund remained competitive and lower than the weighted average of other comparable regional

The Mexico Fund, Inc.

To Our Stockholders:

Continued

closed-end funds. The Board also reviewed and considered comparative information regarding investment advisory fees, including asset breakpoints, charged by comparable investment advisers. The Board also reviewed the actual dollar amount of the fees payable under the Agreement, as well as the fee as a percentage of assets under management. On the basis of this information, the Board concluded that the level of investment advisory fee is appropriate in light of the nature, extent and quality of services provided to the Fund, and that the overall expense ratio compared favorably to other similar funds and the anticipated profitability of the relationship between the Fund and Impulsora.

Whether the advisory fees reflect economies of scale and the extent to which economies of scale will be realized as the Fund grows. The Board determined that the investment advisory fees payable under the advisory arrangements already reflect potential future economies of scale through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.00% of average net assets for assets up to and including $200 million, 0.90% of average net assets in excess of $200 million and up to $400 million, and 0.60% of average net assets for assets in excess of $400 million.

Benefits to Impulsora from relationships with the Fund (and any corresponding benefit to the Fund). The Board determined that other benefits described by Impulsora are reasonable and fair, and are consistent with industry practice and the best interest of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to Impulsora due to the fact that it also serves, and receives an additional fee from, the Fund in its role as administrator to the Fund. In addition, the Board considered the fact that until June 2009, Impulsora had been receiving $75,000 for each in-kind repurchase offer conducted by the Fund under its former periodic in-kind repurchase offer policy (with such amount payable through an adjustment to the repurchase price paid to shareholders participating in the repurchase offer in order to reimburse the Fund for repurchase offer related expenses). With regard to brokerage, the Board noted that some brokers provide Impulsora with research in addition to brokerage services. With regard to benefits to the Fund, the Board considered the fact that Impulsora has been able to obtain from Mexican brokerage houses, on behalf of the Fund, one of the lowest commission rates in Mexico.

Discount Reduction Efforts During the Period

The discount between the Fund’s market price and NAV as of April 30, 2010 was 11.63%, compared with 12.63% at the end of fiscal 2009.

Declaration of Distributions Under MDP

Under the MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV as of December 31, 2009. The Fund has maintained distributions at an annual rate of 10% of the Fund’s NAV as of the close of the previous calendar year since May 2009. All of the distributions corresponding to the fiscal year 2009 were comprised of net investment income and long-term realized capital gains.

The Mexico Fund, Inc.

Pursuant to the MDP, the Board of Directors has declared a distribution of $0.63 per share, payable in cash on July 22, 2010 to stockholders of record on July 7, 2010.

For each distribution under the MDP, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

From July 31, 2009 until April 30, 2010, the Fund repurchased and cancelled 1,012,812 Fund shares in open market transactions, equivalent to 6.85% of the Fund’s average number of outstanding shares during this period. These shares were purchased at an average price of $22.50 per share, which represented an average discount of 11.40% to the NAV per share.

Investment Policy Relating to Temporary Defensive Investments

As previously disclosed, effective March 1, 2009, the Fund may invest at least 80% of its total assets in equity securities listed on the Mexican Stock Exchange, but may reduce its holdings in equity securities listed on the Mexican Stock Exchange below 80% of its total assets for temporary defensive purposes when unusual market or economic conditions occur.

Investment Policy Relating to Issuers Listed on the Mexican Stock Exchange and Organized Outside of Mexico

Pursuant to a non-fundamental investment policy adopted by the Board of Directors in September 2005, the Fund may invest up to 20% of its assets in issuers that are listed on the Mexican Stock Exchange, but which are organized outside of Mexico, provided they have subsidiaries organized in Mexico. Effective March 9, 2010, the issuers in which the Fund may invest pursuant to this policy are required to have only one subsidiary organized in Mexico, rather than multiple subsidiaries.

Concentration Policy

The Fund has a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board to be an appropriate measure of the Mexican market) if, at the time of

The Mexico Fund, Inc.

To Our Stockholders:

Continued

investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of April 2010, the only industry group that represented 20% or more of the value of the securities included in the IPC Index was the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 85.15% of this industry group is comprised of stocks of telecommunications companies. At the end of April 2010, 19.23% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 36.17% of the IPC Index. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may, at its discretion, choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ending June 30, 2009 is available, without charge, upon request by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

Investor Relations; Reports to Stockholders

Reports and Proxy Statements are published on the Fund’s website, www.themexicofund.com, under the section “Investor Reports.” Stockholders will receive printed versions of the Fund’s semi-annual and annual reports. This information is also available in the Fund’s quarterly electronic Form N-Q filings submitted to the SEC. Stockholders who wish to receive, electronically upon their dissemination, public reports and press releases regarding the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). The Fund publishes a Monthly Summary Report which is distributed via e-mail to interested investors and available on the Fund’s website; effective March 2010, the Fund also files the Monthly Summary Report with the SEC on Form 8-K.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

The Mexico Fund, Inc.

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds.” The Fund’s NYSE trading symbol is MXF.

The Fund’s Distribution Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane—Plaza Level

New York, NY 10038

(877) 573-4007

(718) 921-8124

Distribution Reinvestment and Stock Purchase Plan

On October 29, 2009, the Fund announced in a letter to stockholders that its Board of Directors approved certain changes to the Fund’s Dividend Reinvestment Plan (as amended, “Distribution Reinvestment and Stock Purchase Plan”) (the “Plan”). These changes became effective as of February 1, 2010.

The Plan provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. In addition, the Plan as amended now includes the following changes:

(1)	Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can now make monthly voluntary cash investments in Fund shares through the Plan Agent, American Stock Transfer & Trust Company (“AST”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a transaction fee of $2.50 and $0.10 commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)	Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s Managed Distribution Plan can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)	Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may now enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)	Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)	Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants

The Mexico Fund, Inc.

To Our Stockholders:

Concluded

appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the Securities and Exchange Commission or other regulatory authority.

The amended Plan brochure can also be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company

Attention: Plan Administration Department

P.O. Box 922, Wall Street Station

New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information, or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan without penalty at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances. Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

The Mexico Fund, Inc.

If you have any questions concerning the Plan or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2010 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

* * *

We are pleased with the positive results obtained by the Fund during the first half of fiscal 2010 and will continue working hard to offer stockholders our best efforts to find the most attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

José Luis Gómez Pimienta	Emilio Carrillo Gamboa
President	Chairman of the Board

June 29, 2010

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2010

(Unaudited)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 91.79%
	Airports
2,000,000	Grupo Aeroportuario del Centro Norte, S.A.B de C.V. Series B	$3,783,639	0.99%
838,500	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	4,656,025	1.21

		8,439,664	2.20

	Beverages
3,405,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	16,149,749	4.21
1,047,500	Grupo Modelo, S.A.B. de C.V. Series C	5,777,421	1.51

		21,927,170	5.72

	Building Materials
12,000,000	Cemex, S.A.B. de C.V. Series CPO (a)	14,348,260	3.74
1,693,000	Grupo Cementos de Chihuahua, S.A.B. de C.V. (a)	6,158,164	1.61

		20,506,424	5.35

	Chemical Products
5,000,033	Mexichem, S.A.B. de C.V.	14,316,676	3.74

	Commercial Banks
1,039,700	Banco Compartamos, S.A., Institución de Banca Múltiple. Series O	5,970,871	1.56

	Construction and Infrastructure
3,000,000	Empresas ICA, S.A.B. de C.V. (a)	7,922,248	2.07

	Consumer Products
2,666,280	Kimberly-Clark de México, S.A.B. de C.V. Series A	15,465,892	4.04

	Financial Groups
3,076,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	12,772,837	3.33

	Food
1,800,000	Grupo Bimbo, S.A.B. de C.V. Series A	14,387,250	3.75

	Health Care
2,500,000	Genomma Lab Internacional, S.A.B de C.V. Series B (a)	8,206,143	2.14

	Holding Companies
1,348,000	Alfa, S.A.B. de C.V. Series A	10,488,666	2.74
2,700,000	Grupo Carso, S.A.B. de C.V. Series A1	9,869,303	2.57

		20,357,969	5.31

	Housing
1,000,000	Corporación Geo, S.A.B. de C.V. Series B (a)	3,168,737	0.83
1,789,100	Urbi Desarrollos Urbanos, S.A.B. de C.V. (a)	4,125,819	1.08

		7,294,556	1.91

See Notes to Financial Statements.

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2010

(Unaudited) Concluded

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - (Concluded)
	Media
4,600,000	Grupo Televisa, S.A.B. Series CPO	$19,142,224	4.99%

	Mining
10,990,000	Grupo México, S.A.B. de C.V. Series B	28,879,002	7.54
340,000	Industrias Peñoles, S.A.B. de C.V.	7,169,029	1.87

		36,048,031	9.41

	Retail
200,000	First Cash Financial Services, Inc. (a)	4,412,025	1.15
2,000,000	Grupo Comercial Chedraui, S.A.B. de C.V. Series B (a)	5,840,353	1.52
17,214,000	Wal-Mart de México, S.A.B. de C.V. Series V	40,074,506	10.46

		50,326,884	13.13

	Steel
905,100	Industrias CH, S.A.B. de C.V. Series B (a)	3,753,942	0.98

	Stock Exchange
6,700,000	Bolsa Mexicana de Valores, S.A.B. de C.V. Series A	11,238,415	2.93

	Telecommunications Services
28,550,000	América Móvil, S.A.B. de C.V. Series L	73,700,461	19.23

	Total Common Stock (Identified cost - $267,481,069)	351,777,657	91.79

Securities	SHORT-TERM SECURITIES - 9.80%
Principal Amount
	Repurchase Agreements
$36,053,150	BBVA Bancomer, S.A., 4.30%, dated 04/30/10, due 05/03/10 repurchase price $36,066,069, collateralized by Bonos del Gobierno Federal. Value of collateral $36,330,366.	$36,053,150	9.41%

	Time Deposits
	Comerica Bank., 0.16%, dated 04/30/10, due 05/03/10	1,500,717	0.39

	Total Short-Term Securities (Identified cost - $37,553,867)	37,553,867	9.80

	Total Investments (Identified cost - $305,034,936)	389,331,524	101.59

	Other Liabilities in Excess of Assets	(6,094,006)	(1.59)

	Net Assets Equivalent to $28.12 per share on 13,630,464 shares of capital stock outstanding	$383,237,518	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2010

(Unaudited)

Assets:
Investments:
Securities, at value:
Common stock (identified cost - $267,481,069)	$351,777,657
Short term securities (identified cost - $37,553,867)	37,553,867

Total investments (identified cost - $305,034,936)	$389,331,524
Dividends receivable	479,515
Interest receivable	7,556
Prepaid expenses	80,986

Total assets	389,899,581

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	346,297
Accrued expenses and other liabilities	254,139
Payables for securities purchased	5,818,278
Payables for Fund shares repurchased	243,349

Total liabilities	6,662,063

Net Assets - Equivalent to $28.12 per share on 13,630,464 shares of capital stock outstanding	$383,237,518

Composition of Net Assets:
Common Stock	$13,630,464
Additional paid-in capital	267,536,621
Accumulated net investment income	613,978
Accumulated net realized gain on investments	17,160,730
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency	84,295,725

$383,237,518

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations

For the Six Months Ended April 30, 2010

(Unaudited)

Net Investment Income:
Income:
Dividends	$3,597,653
Interest	569,010

Total income	$4,166,663

Expenses:
Investment advisory fee	1,747,297
Legal fees	245,333
Administrative services	233,951
Directors’ fees	126,451
Printing, distribution and mailing of stockholder reports	116,915
Audit and tax fees	75,363
Insurance	43,442
Stockholders’ information	43,000
Directors’ and Officers’ expenses	38,680
Miscellaneous	35,203
Custodian fees	27,304
Chief Compliance Officer fees	15,000
Stock exchange fees	12,397
Transfer agent and dividend disbursement fees	12,300

Operating expenses	2,772,636

Net investment income	1,394,027

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	20,673,506
Net realized gain from foreign currency transactions	1,602,964

Net realized gain on investments and foreign currency transactions	22,276,470

Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized appreciation on investments	61,790,338
Increase in net unrealized appreciation on translation of assets and liabilities in foreign currency	13,469

Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	61,803,807

Net Increase in Net Assets Resulting from Operations	$85,474,304

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,394,027	$1,113,819
Net realized gain on investments and foreign currency transactions	22,276,470	27,710,698
Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	61,803,807	86,757,385

Net increase in net assets resulting from operations	85,474,304	115,581,902
Dividends to stockholders from net investment income	(780,049)	(1,113,819)
Distributions to stockholders from net realized gain on investments	(9,863,607)	(56,859,559)
Distributions to stockholders from paid in capital	(4,557,126)	—

	70,273,522	57,608,524

From Capital Share Transactions:
Repurchase of stock (Note 7)	(17,267,960)	(78,687,204)

	(17,267,960)	(78,687,204)

Total increase (decrease) in net assets	53,005,562	(21,078,680)

Net Assets:
Beginning of period	330,231,956	351,310,636

End of period (including accumulated net investment income of $613,978 and $0 respectively)	$383,237,518	$330,231,956

See Notes to Financial Statements.

The Mexico Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30,	For the Year Ended October 31,
	2010 (Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$22.97	$19.41	$51.23	$42.43	$31.65	$21.92

Net investment income *	0.09	0.06	0.15	0.54	0.30	0.23
Net gain (loss) on investments and translation of foreign currency *	5.99	6.71	(24.61)	15.45	13.37	10.20

Total from investment operations *	6.08	6.77	(24.46)	15.99	13.67	10.43

Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.06)	(0.06)	(0.65)	(0.34)	(0.63)	(0.13)
Distributions to stockholders from net realized gain on investments	(0.70)	(3.25)	(6.52)	(3.64)	(2.28)	(0.58)
Distributions to stockholders from paid in capital	(0.33)	—	—	—	—	—

Total dividends and distributions	(1.09)	(3.31)	(7.17)	(3.98)	(2.91)	(0.71)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.16	0.10	0.01	0.03	0.02	0.01
Capital charge resulting from issuance of fund shares	—	—	(0.20)	(3.24)	—	—

Total capital share transactions	0.16	0.10	(0.19)	(3.21)	0.02	0.01

Net asset value, end of period	$28.12	$22.97	$19.41	$51.23	$42.43	$31.65

Market value per share, end of period	$24.85	$20.07	$16.56	$45.20	$36.91	$28.10

Total investment return based on market value per share **	29.32%	48.59%	(54.43)%	37.03%	44.14%	55.64%
Ratios to Average Net Assets:
Expenses ***	1.51%	1.72%	1.15%	1.07%	1.20%	1.38%
Net investment income ***	0.76%	0.35%	0.38%	1.26%	0.87%	0.84%
Supplemental Data:
Net assets at end of period (in 000’s)	$383,238	$330,232	$351,311	$974,746	$646,971	$534,654
Portfolio turnover rate	13.21%	51.15%	23.91%	35.70%	14.50%	29.24%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the dividend/distribution day. For fiscal, 2007, the total return was calculated assuming a sale of the rights received on March 26, and reinvested in stock at the closing market price of that date. If the distribution corresponding to long-term capital gains in fiscal 2007 were taken in stock, which was issued at $38.95 per share, the total return would have been 37.16%. If the distribution corresponding to long-term capital gains in fiscal 2008 were taken in stock, which was issued at $32.92 per share, the total return would have been (56.64)%.
***	Annualized

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2010

(Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments in which the principal exchange is on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the NASDAQ or the New York Stock Exchange are valued at the last sale price. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Effective November 1, 2008, the Fund adopted authoritative guidance under GAAP which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund has determined that the implementation did not have a material impact on the Fund’s financial statements.

This guidance establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Mexico Fund, Inc.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments (a)	$351,777,657	—	—	$351,777,657
Short Term Investments (b)	—	$37,553,867	—	$37,553,867

Total Investments in Securities	$351,777,657	$37,553,867	—	$389,331,524

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments.
(b)	These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using cost plus accrued interest which approximates market value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2010 was Ps.12.3109 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2010

(Unaudited) Continued

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund’s investment adviser monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2010 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund’s tax positions has been made and it has been determined that there is no impact to the Fund’s financial statements.

Each of the Fund’s federal income tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently

The Mexico Fund, Inc.

represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing over 40% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.C. (the “Adviser”), a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

The Fund has entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2010

(Unaudited) Continued

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2010 were as follows:

Purchases
Common Stock	$43,239,170

Total Purchases	$43,239,170

Proceeds from Investments Sold
Common Stock	$66,298,435

Total Sales	$66,298,435

5.	Capital Stock:

At April 30, 2010, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 13,630,464 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise.

On December 4, 2007, the Board of Directors declared a stock dividend of $97,876,754. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend, therefore on January 22, 2008 the Fund issued 1,029,467 shares, which amounted to $33,890,041. The net asset value per share of the Fund’s common stockholders was reduced by approximately $0.20 per share as a result of this issuance.

6.	Distributions to Stockholders:

On August 12, 2008, the Fund received authorization from the Securities and Exchange Commission (“SEC”) which permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board of Directors approved the implementation of a Managed Distribution Plan (“MDP”) to make quarterly cash distributions to stockholders. Under the plan, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

In June 2009, the Board of Directors authorized the Fund to restore quarterly distributions under its Managed Distribution Plan (“MDP”) to an annual rate of 10% of net asset value.

The Mexico Fund, Inc.

The tax character of distributions paid during the fiscal year ended October 31, 2009 were as follows:

2009
Distributions paid from:
Ordinary income	$1,869,170
Long term capital gains	56,104,208

Total distributions paid	$57,973,378

As of April 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains	$10,366,246
Accumulated net investment income	9,222,809
Unrealized appreciation	82,481,378

Total accumulated earnings	$102,070,433

As of April 30, 2010, the cost of investments for federal income tax purposes was $306,849,277. Gross unrealized appreciation of investments was $91,739,167 and gross unrealized depreciation of investments was $9,256,920, resulting in net unrealized appreciation on investments of $82,482,247, excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchases:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at no less than 98% of net asset value for up to 100% of the Fund’s outstanding shares

The repurchases carried out by the Fund during the year ended October 31, 2009 were as follows:

An offer for up to 5% of the Fund’s outstanding shares commenced on March 18, 2009 and expired on April 9, 2009. The amount paid for redeemed shares was 98.00% of the Fund’s net asset value on April 16, 2009 and was paid on April 23, 2009. A total of 6,560,883 shares participated in the offer, of which 905,012 were repurchased by the Fund, equivalent to a total repurchase price of $15,519,444 including $215,342 of expenses related to the offer.

In June 2009, Fund stockholders voted to terminate the Fund’s in-kind repurchase offer program as a fundamental policy of the Fund (the “Policy”). Since the Fund no longer has the Policy in place as a

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2010

(Unaudited) Concluded

fundamental policy, the Board terminated the periodic in-kind repurchase offer program and canceled the repurchase offer previously announced for March 2010. The Board previously announced that if during a 12-week measuring period following the elimination of the Policy, the Fund traded at a volume-weighted average discount to net asset value (“NAV”) of greater than 10%, the Board would authorize an In-kind Tender Offer to acquire 15% of the Fund’s outstanding securities at a price of 98% of the Fund’s NAV on the expiration date of the tender offer, in exchange for a pro-rata “portion” of the Fund’s portfolio securities.

The In-kind Tender Offer for up to 15% of the Fund’s outstanding shares commenced on September 3, 2009 and expired on October 5, 2009. The amount paid for redeemed shares was 98.00% of the Fund’s net asset value on October 5, 2009. A total of 5,884,688 shares participated in the offer, of which 2,552,002 were repurchased by the Fund, equivalent to a total repurchase price of $57,605,837 including $220,008 of expenses related to the offer.

On June 30, 2009 the Board authorized the Fund’s investment adviser to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV. As of April 30, 2010, the Fund has repurchased 1,012,812 shares at a cost of $22,829,880.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund’s portfolio.

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10.	Subsequent Events:

Subsequent to April 30, 2010, the Fund declared a distribution of $0.63 per share payable on July 22, 2010 to stockholders of record on July 7, 2010.

The Mexico Fund, Inc.

On June 8, 2010, the Board of Directors of the Fund considered and approved a payment to the Fund of $346,758 by a Fund Director. The payment represents a profit realized by the Fund Director on sales of Fund shares made within a period of less than six months from purchases of Fund shares by the Fund Director. The profit earned by the Fund Director has been paid to the Fund in satisfaction of the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended.

MXF

Listed

NYSE

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the date of this filing, the members of the Portfolio Management Committee are the same as those identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

	(a)	(b)	(c)	(d)

Period from November 1, 2009 to April 30, 2010(A)	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2009 to November 30, 2009	154,100	21.50	154,100	1,442,361
Month # 2 December 1, 2009 to December 31, 2010	10,613	22.80	10,613	1,421,299
Month # 3 January 1, 2010 to January 31, 2010	207,436	22.78	207,436	1,400,555
Month # 4 February 1, 2010 to February 29, 2010	106,188	22.28	106,188	1,389,936
Month # 5 March 1, 2010 to March 31, 2010	214,300	24.57	214,300	1,368,506
Month # 6 April 1, 2010 to April 30, 2010	54,600	25.36	54,600	1,363,046

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

(c) Copies of the Registrant’s notices to shareholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/S/ JOśE LUIS GÓMEZ PIMIENTA
Jośe Luis Gómez Pimienta
President and Principal Executive Officer

Date: June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/S/ JOśE LUIS GÓMEZ PIMIENTA
José Luis Gómez Pimienta
President and Principal Executive Officer

Date: June 30, 2010

By*	/S/ ALBERTO OSORIO
Alberto Osorio
Senior Vice President, Treasurer and Principal Financial Officer

Date: June 30, 2010

*	Print the name and title of each signing officer under his or her signature.